UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8 - K

                          CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report April 02, 1998


    COMMISSION FILE NO. 0-24812


                     BRASSIE GOLF CORPORATION
------------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


                DELAWARE                            56-1781650
--------------------------------       -----------------------------
   (State or other jurisdiction of    (I.R.S. Employer Identification No.)
  incorporation or organization)

             One Tampa City Center, Suite 200, Tampa, FL 33602
------------------------------------------------------------------------------
                  (Address of principal executive offices)


                               (813) 222-0611
------------------------------------------------------------------------------
            (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|





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                        BRASSIE GOLF CORPORATION

                               FORM 8 - K

                           TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets.............................Page 3

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events - None

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits - None


Signatures................................................................Page 4




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ITEM 2.  Acquisition or Disposition of Assets

      On April 2, 1998, the Company sold its leasehold interest in the golf course assets at The Gauntlet at Curtis Park for $5,400,000 of which approximately $4,800,000 was used to reduce the Company's debt.














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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                        BRASSIE GOLF CORPORATION


                                  By: /s/ James A. McNulty
                                      -----------------------------
                                      James A. McNulty
                                      Principal Financial and Accounting Officer

Date: April 15, 1998



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